Exhibit 99.1
Ambac Completes Acquisition of Beat Capital Partners
New York--(BUSINESS WIRE)— Ambac Financial Group, Inc. (“Ambac”) (NYSE: AMBC), an insurance holding company, today announced the completion of its previously disclosed acquisition of Beat Capital Partners (“Beat”), a London-based insurance underwriting and managing general agency (MGA) incubation platform. Ambac purchased a 60% controlling stake in Beat, which will continue to be led by its existing management team, including Chairman John Cavanagh.
The acquisition doubles the size of Ambac’s property and casualty insurance operation, placing it on track to produce approximately $1.4 billion in premiums on an annualized basis for 2024. The acquisition of Beat adds immediate scale and diversification to Cirrata Group, Ambac’s insurance distribution division, increasing the number of MGAs in Cirrata Group to 16.
“We are excited to complete this transaction, which materially scales our insurance distribution business and strengthens our position as a premier destination for MGAs,” said Ambac President and Chief Executive Officer Claude LeBlanc. “With its strong reputation, proven leadership team and the expertise of its MGA CEOs, Beat will be an important asset to our organization as we continue to execute our specialty P&C strategy and drive long-term growth and value creation for our shareholders.”
Cavanagh said, “Beat’s partnership with Ambac will enable us to take Beat to the next level, building on our established track record of achieving growth and strong margins. Together, with expanded international scale, we can offer an even stronger platform for MGAs and underwriting franchises, and we’ll have the firepower to grow and expand globally as well as the U.S.”
About Ambac
Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a specialty insurance holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guaranty business in run off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information. For more information, please go to www.ambac.com.
The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest.
Forward Looking Statements
In this press release, we include statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events,

Exhibit 99.1
which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the high degree of volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (3) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (4) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (5) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (6) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (7) AAC’s inability to generate the significant amount of cash needed to service its debt and financial obligations, and its inability to refinance its indebtedness; (8) AAC’s substantial indebtedness could adversely affect the Company’s financial condition and operating flexibility; (9) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (10) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (11) failure of specialty insurance program partners to properly market, underwrite or administer policies; (12) inability to obtain reinsurance coverage on expected terms; (13) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (14) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts; (15) credit risks related to large single risks, risk concentrations and correlated risks; (16) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (17) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (18) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (19) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (20) disagreements or disputes with Ambac's insurance regulators; (21) loss of control rights in transactions for which we provide financial guarantee insurance; (22) inability to realize expected recoveries of financial guarantee losses; (23) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (24) adverse impacts from changes in prevailing interest rates; (25) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (26) factors that may negatively influence the amount of installment premiums paid to Ambac; (27) the risk of litigation, regulatory inquiries, investigations, claims or proceedings, and the risk of adverse

Exhibit 99.1
outcomes in connection therewith; (28) the Company’s ability to adapt to the rapid pace of regulatory change; (29) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (30) system security risks, data protection breaches and cyber attacks; (31) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (32) failures in services or products provided by third parties; (33) political developments that disrupt the economies where the Company has insured exposures; (34) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (35) fluctuations in foreign currency exchange rates; (36) failure to realize our business expansion plans or failure of such plans to create value; (37) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (38) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (39) disintermediation within the insurance industry or greater competition from technology-based insurance solutions or non-traditional insurance markets; (40) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (41) other risks and uncertainties that have not been identified at this time; (42) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the stock purchase agreement by and between Oaktree and Ambac in connection with the proposed sale by Ambac to Oaktree of all of the issued and outstanding shares of common stock of AAC (the “Transaction”); (43) the outcome of any legal proceedings that may be instituted against Ambac or Oaktree; (44) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the Transaction), and Ambac shareholder approval or to satisfy any of the other conditions to the Transaction on a timely basis or at all; (45) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (46) diversion of management’s attention from ongoing business operations and opportunities; (47) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; (48) the ability of the parties to consummate the Transaction and the timing of the Transaction; (49) the high degree of volatility in the price of Ambac’s common stock; (50) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses.
CONTACTS
Investors:
Charles J. Sebaski
Managing Director, Investor Relations
(212) 208-3177
csebaski@ambac.com
Media:
Kate Smith
Director, Corporate Communications
(212) 208-3452
ksmith@ambac.com

Source: Ambac Financial Group, Inc.